SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934


  [X]   Filed by the Registrant
  [ ]   Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
  [ ]   Confidential, for Use of the Commission Only (as permitted by
  [ ]   Rule 14a-6(e)(2))
  [X]   Definitive Proxy Statement
  [ ]   Definitive Additional Materials
  [ ]   Soliciting Material Under  240.14a-12


                         RF Technology, Inc.
        (Name of Registrant as Specified in Its Charter)



   (Name of Person(s) Filing Proxy Statement if other than the
                           Registrant)


Payment of Filing Fee (Check the appropriate box):

 [X] No fee required
 [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
     6(i)(2) or Item 22(a)(2) of Schedule 14A.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
         (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:


  [ ]    Fee paid previously by written preliminary materials.
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form Schedule or Registration Statement No.:
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     4)  Date Filed:

                       RF Technology, Inc.


            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        December 1, 2000

Dear Shareholder:

      You are cordially invited to attend the Special Meeting of Shareholders of RF Technology, Inc. (the "Company"), which will be held on December 1, 2000, at 5:00 p.m. at the Company's principal executive offices, located at 8019 N. Himes Avenue, Suite 310, Tampa, Florida 33614 for the following purposes as more fully described in the Proxy Statement accompanying this
Notice:

       (1)     To   adopt  Amended  and  Restated   Articles   of
Incorporation;*

     (2) To approve the modification of the contract for the acquisition of plastic sniffing technology;

     (3)      To   ratify,  affirm  and  adopt  certain   actions
       submitted to the shareholders in January 2000; and

     (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on October 20, 2000, the record date for the meeting, are entitled to receive notice of and to vote at the Special Meeting or any adjournments thereof.

     All of the Company's shareholders are invited to attend the Special Meeting. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY FORM IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE OR FAX IT TO (813) 496-9292. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                              By Order of the Board of Directors,


                                /s/ Robert W. Ellis
                              Robert W. Ellis
                              President


Tampa, Florida
October 31, 2000

                       RF Technology, Inc.
                 8019 N. Himes Avenue, Suite 310
                      Tampa, Florida 33614
                       Tel: (813) 496-9191
                       Fax: (813) 496-9292

                         Proxy Statement

             DATE, TIME AND PLACE OF SPECIAL MEETING

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of RF Technology, Inc. (the "Company") for use at the Special Meeting of Shareholders to be held at the Company's principal executive offices, located at 8019 N. Himes Avenue, Suite 310, Tampa, Florida 33614, on December 1, 2000, at 5:00 p.m., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice. The record date for the meeting is the close of business on October 20, 2000. All holders of record of the Company's common stock on the record date are entitled to notice of the meeting and to vote at the meeting and any meetings held upon adjournment of that meeting. The approximate date of mailing of this Proxy statement and the accompanying proxy is October 31, 2000.

                        PROXY INFORMATION

     A proxy form is enclosed. Whether or not you plan to attend the meeting in person, please date, sign and return the enclosed proxy form, as promptly as possible, in the postage prepaid envelope provided to insure that your shares will be voted at the meeting. You may revoke your proxy at any time prior to its use by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Unless you instruct otherwise in the proxy, any proxy, if not revoked, will be voted at the meeting:

  (1)    To   adopt   the  Amended  and  Restated   Articles   of
  Incorporation;*
        (2) To approve the modification of a contract for the acquisition of plastic sniffing technology;
        (3) To ratify, affirm and adopt certain actions approved by the shareholders in January 2000; and
        (4) As recommended by the Company's Board of Directors with regard to all other matters, in its discretion.
________________________

  *  The  overall  effect  of adopting the Amended  and  Restated
   Articles will be to change the Company's name to more adequately represent its business operations, to authorize capital that will permit the Company to use its equity securities to further its business plans and to render more difficult a change in control of the Company by shareholders, and thus make more difficult the removal of management. See below, section on Amendment and Restatement of Articles of Incorporation.

      Shareholders have no dissenters' rights with respect to the above proposal based on Colorado Revised Statutes 7-113-102.

                     RECORD DATE AND VOTING

      Record Date. As of October 20, 2000, the record date fixed by the Board of Directors, the Company had 7,060,000 shares of common stock issued and outstanding and approximately 60 shareholders of record. If the shareholders of record present in person or represented by their proxies at the meeting hold not less than a majority of the issued and outstanding shares entitled to vote, a quorum will exist for the transaction of business at the meeting. Shareholders of record who abstain from voting, including brokers holding their customers' shares who cause abstentions to be recorded, are counted as present for quorum purposes.

      Shareholder List. At least 10 days before the Special Meeting, the officer or agent in charge of the stock transfer books for the shares of the corporation will make a complete list of the shareholders entitled to vote at the Special Meeting arranged in alphabetical order, with the address and number of shares held by each shareholder. The list will be kept on file at the principal offices of the Company and will be subject to inspection by any shareholder at any time during usual business hours. The list will be present for inspection at the Special Meeting.

      Proxies. Each shareholder entitled to vote at the Special Meeting may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney-in-fact, but no proxy can be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period. The proxy must be filed with the Secretary of the Company before or at the time of the Special Meeting.

     The following constitute valid means by which a shareholder may authorize another person to act for him or her as proxy:

     (1) A shareholder may execute a writing authorizing another person or persons to act for him or her as proxy. The proxy may be limited to specific proposals. Execution may be accomplished by the signing of the writing by the shareholder or his or her authorized officer, director, employee or agent or by causing his or her signature to be affixed to the writing by any reasonable means including, but not limited to, a facsimile signature.

      (2) A shareholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy. The transmission must either set forth or be submitted with written information from which it can be determined that it was authorized by the shareholder.

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable out-of-pocket expenses regarding these solicitations. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, electronic mail, facsimile or telegram.
The Company will pay no additional compensation to its officers, directors and employees for these activities.

     Date and Time of Opening and Closing of the Polls. The date and time of the opening of the polls for the Special Meeting of the Shareholders of the Company shall be 5:00 p.m. on December 1, 2000. The time of the closing of the polls for voting shall be announced at the Special Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a shareholder, determines otherwise.

      Vote. Votes cast by proxy or in person at the Special Meeting will be tabulated by the Secretary of the Company. The Secretary will also determine whether or not a quorum is present. Each shareholder of record at the close of business on October 20, 2000, is entitled to one vote for each share then held on each matter submitted to a vote of shareholders. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise the Company that it lacks voting authority.

     The voting requirements for the proposal to be considered by the shareholders at the Special Meeting are as follows:

        Approval of the Modification of the Contract for the Acquisition of Plastic Sniffing Technology:
  - A shareholder submitting a Proxy may vote for or against approval of the modification of the contract for the acquisition of plastic sniffing technology or may abstain from voting his or her shares. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to modify the contract for the acquisition of plastic sniffing technology.
     Adoption    of   Amended   and   Restated   Articles    of
     Incorporation:
  - A shareholder submitting a Proxy may vote for or against adopting the Amended and Restated Articles of Incorporation or may abstain from voting his or her shares. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to adopt the Amended and Restated Articles of Incorporation.

       Ratification, Affirmation and Adoption of Certain Actions Submitted to the Shareholders in January 2000:
  - A shareholder submitting a Proxy may vote for or against ratifying, affirming and adopting certain actions submitted to the shareholders in January 2000 or may abstain from voting his or her shares. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to ratify, affirm and adopt the actions submitted to the shareholders by the Board of Directors in January 2000.

  -     IF  A SUBMITTED PROXY IS PROPERLY SIGNED BUT UNMARKED  IN
     RESPECT OF THE ADOPTION OF THE ABOVE PROPOSALS, THE PROXY AGENTS NAMED IN THE PROXY WILL VOTE ALL THE SHARES REPRESENTED THEREBY FOR THE ADOPTION OF THE ABOVE PROPOSALS.

  - In accordance with Colorado Revised Statutes and the Company's Bylaws, the adoption of the Amended and Restated Articles of Incorporation requires a quorum of not less than a majority of the Company's issued and outstanding shares entitled to vote, and an affirmative vote of a majority of the Company's issued and outstanding shares entitled to vote.

      This Proxy Statement is accompanied by the proposed Amended and Restated Articles of Incorporation (attached hereto as Appendix A). Shareholders are encouraged to review the Amended and Restated Articles of Incorporation in connection with the information contained herein.

     INTEREST OF CERTAIN PERSONS IN MATTER TO BE ACTED UPON

      The directors and executive officers of the Company do not have any substantial interest in the matters to be acted upon other than the effect of certain provisions in the proposed Amended and Restated Articles of Incorporation that entrench them in their positions and ensure their continued control of the Company. For further discussion of those provisions, please see the section of this Proxy statement entitled "Proposal (3) To adopt the Amended and Restated Articles of Incorporation, a copy of which is attached to this Proxy Statement as Appendix A."

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      As  of  October 20, 2000, the record date for  the  Special
Meeting, the Company had 7,060,000 shares of its common stock issued and outstanding. Each share of record is entitled one vote at the Special Meeting.

     Security Ownership of Certain Beneficial Owners and
Management

      The following table sets forth as of October 20, 2000, certain information known to the Company regarding the beneficial ownership of the Company's common stock, and as adjusted to reflect the share ownership for (i) each executive officer or director of the Company who beneficially owns shares; (ii) each shareholder known to the Company to beneficially own five percent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such Shares, subject to community property laws where applicable.


                     Principal Stockholders

Name                                 Amount and  Percentage of
                                     Nature of   common shares
                                     Beneficial   outstanding
                                       Owner
(i) Directors and Executive
Officer and Beneficial Owners
Robert W. Ellis, President and        0 shares         0%
Director (1)
Ronald Lambrecht, Treasurer and       330,000        4.67%
Director (2)                           shares
Anthony Feimann, Secretary and         45,000         0.6%
Director (3)                           shares
Eberhard Mueller, Director (4)        300,000        4.25%
                                       shares
Richard E. Surran (5)                1,000,000       14.16%
                                       shares
(ii) All directors and officers as    675,000        9.56%
a group (4 persons)                    shares

(1)  Mr.  Ellis is accessible at the following address:  8019  N.
Himes Ave., Suite 310, Tampa, Florida 33614.

(2)  Mr.  Lambrecht is accessible at the following address:   610
Ninth Street East, Kalispell, Montana 59901.

(3)  Mr.  Feimann  is accessible at the following  address:   719
Eyremount Drive, West Vancouver, B.C., Canada
V7S 2A3.

(4)   Mr.   Mueller  is  accessible  at  the  following  address:
Penthouse # 8 - 1060 Alberni Street, Vancouver, B.C., Canada  VGE
4K2.

(5)  Mr. Surran is accessible at the following address:  9934  E.
Wood Dr., Scottsdale, Arizona 85260-4468.

Change in Control

     The Company is not aware of any arrangement that would upset the control mechanisms currently in place. Although it is conceivable that a third party could attempt a hostile takeover of the Company, the Company has not received notice of any such effort.


                            PROPOSALS

     On  October 20, 2000, the Board of Directors of the  Company
signed   resolutions  advising  the  adoption  of  the  following
proposals, called this Special Meeting, and set a record date of October 20, 2000, for the meeting.

PROPOSAL (1):  TO ADOPT THE AMENDED AND RESTATED ARTICLES OF
INCORPORATION ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A.

       The Amended and Restated Articles of Amendment will completely supersede the existing Articles of Incorporation of the Company

      The following is a summary comparison of the major changes to the current Articles of Incorporation of the Company. A copy of the proposed Amended and Restated Articles of Incorporation is attached to this Proxy Statement as Appendix A. Where relevant, a brief discussion is included discussing the purpose of the change and its effect on shareholders, both positive and negative.

      The overall effect of the proposal is to change the Company's name to more adequately represent its business operations, to authorize capital that will permit the Company to use its equity securities to further its business plans and to render more difficult a change in control of the Company by shareholders, and thus make more difficult the removal of management.

                                              Proposed Amended
                      Current Articles of     and Restated
 Subject Matter of    Incorporation           Articles of
 Change                                       Incorporation
1.  Name of           Article I.  RF          Article I.
corporation           Technology, Inc.        QuadraComm, Inc.

Purpose: To align the name of the Company more closely with its core business.

Effect: There is no effect on shareholders from the change in the name of the Company. The name change will facilitate the Company's shift in focus from radio frequency technologies to total radio frequency and telecommunications marketing and operations.

2.  Purposes          Article   III.    To  Article   III.    The
                      engage    in     the  purposes  for   which
                      business          of  the  corporation   is
                      providing   business  organized    is    to
                      consulting  services  engage     in     any
                      and       developing  activity  or business
                      marketing    related  not  in conflict with
                      products.             the   laws   of   the
                                            State of Colorado  or
                                            of  the United States
                                            of America.

Purpose: To eliminate a specific purpose that no longer adequately represents the Company's business operations.

Effect: There is no effect on the shareholders from a more generally-stated purpose. A more generally-stated purpose will provide the Company with the capacity to expand into additional business operations.

3.  Powers            Article  IV.     The  Article   IV.     The
                      powers    of     the  powers     of     the
                      Corporation shall be  Corporation shall  be
                      those powers granted  those  powers granted
                      by  Article  Two  of  by    the    Colorado
                      the         Colorado  Corporation      Code
                      Corporation     Code  under   which    this
                      under   which   this  Corporation        is
                      Corporation       is  formed.
                      formed.

Purpose: To make a technical correction, deleting reference to "Article Two" of the Colorado Corporation Code, which has been repealed.

Effect:  There is no effect on shareholders from his technical correction.
4.  Authorized        Article V. Section    Article   V.  Section
capital               1.  Eleven million    1.   One hundred  ten
                      (11,000,000) total    million         total
                      authorized shares,    authorized    shares,
                      consisting of  ten    consisting   of   one
                      million (10,000,000)  hundred       million
                      shares of common      (100,000,000)  shares
                      stock, no par value   of    common    stock
                      per share and one     having  par value  of
                      million (1,000,000)   $0.001 per share  and
                      shares of preferred   ten           million
                      stock, no par value   (10,000,000)   shares
                      per share.            of   preferred  stock
                                            having  a  par  value
                                            of $0.001 per share.

Purpose: To authorize capital that will permit the Company to use its equity securities to further its business plans.

Effect: This will ensure that the Company has an adequate amount of stock authorized to raise capital, acquire other businesses or issue stock as partial compensation for business transactions. The issuance of either common or preferred stock may dilute stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution.


5.  Rights and        No current            Article  V,  Section
preferences of the    provision.            2.      Board     of
 preferred stock                            Directors    granted
                                            the   authority   to
                                            issue      preferred
                                            stock  and  to   fix
                                            and   determine  and
                                            to  amend the voting
                                            powers,
                                            designations,
                                            preferences,
                                            limitations,
                                            restrictions     and
                                            relative  rights  of
                                            the          shares,
                                            including       such
                                            matters as dividends,
                                            redemption, liquidation,
                                            conversion and voting.


Purpose: To enable the Board to determine the rights, preferences, privileges and limitations associated with preferred stock without shareholder approval.

Effect: This is an anti-takeover measure. The Board has exclusive discretion to issue preferred stock with rights that may trump those of common stock. The effect may be to dilute the stock ownership of holders of common stock and thereby reduce their voting power and reduce their rights to the net assets of the Company upon dissolution. Blank-check preferred stock can delay or hinder a change in control of the Board and management.

6.  Registered        Article  VII.    The  Article  VII.    The
Office and            registered office of  initial   registered
Registered Agent      the  Corporation  is  office    of     the
                      3801    E.   Florida  Corporation is  3801
                      Avenue,  Suite  605,  E.  Florida  Avenue,
                      Denver,  CO   80210,  Suite  605,  Denver,
                      and  the name of the  CO  80210,  and  the
                      registered agent  of  name  of the initial
                      the  Corporation  at  registered agent  of
                      such   address    is  the  Corporation  at
                      James D. Reitsema.    such   address    is
                                            James D. Reitsema.



Purpose:   To clarify that the stated address of the  registered
office and the stated name of the registered agent is the address of the initial registered office and the name of the initial registered agent, respectively.

Effect:   There is no effect on shareholders from this change.

      The Board of Directors recommends you vote FOR the adoption of the Amended and Restated Articles of Incorporation.

PROPOSAL  (2):  TO APPROVE THE MODIFICATION OF THE CONTRACT  WITH
MR. SURRAN FOR THE ACQUISITION OF PLASTIC SNIFFING TECHNOLOGY

      In December 1999, the Board approved and endorsed the Company's acquisition of all the rights and patents to "plastic sniffing technology" from Mr. Rich Surran in return for the issuance of 2,000,000 pre-split shares of the Company's common stock, and resolved to submit this to the shareholders for their approval.

     The shareholders approved the acquisition at the January 10, 2000 Special Meeting of Shareholders. Subsequent to the meeting, the acquisition and contract with Mr. Surran was re-negotiated and modified. Under the modified contract, as disclosed in a Form 8-K filed February 24, 2000, Mr. Surran is to receive
1,000,000 shares of post-forward-split stock, plus a 4 percent royalty.

      The overall effect on shareholders related to the change from 2,000,000 pre-split shares to 1,000,000 post-split shares plus a 4% royalty is to reduce the dilution of the shareholders' stock.

     The Board of Directors recommends you vote FOR the modification of the contract with Mr. Surran for the acquisition of plastic sniffing technology.

PROPOSAL (3):  TO RATIFY, AFFIRM AND ADOPT THE ACTIONS APPROVED
BY THE SHAREHOLDERS IN JANUARY 2000.

     In December 1999, the Board approved the following actions and resolved to submit them to the shareholders for their approval:

  A. The re-election of Anthony Feimann as a director and the election of two new directors, Ronald Lambrecht and Eberhard
  Mueller;

  B.   The change of the Company's name from PM Management
  Systems, Inc. to RF Technology, Inc.; and

  C.   The increase in authorized capital of PM Management
  Systems, Inc. to 100,000,000 shares of common stock and 10,000,000 shares of preferred stock.

  The shareholders approved the above actions at a January 10, 2000 special meeting of shareholders. It has recently come to the Company's attention that certain ministerial details may not have been complied with in regard to the special meeting of shareholders. The Board of Directors thus proposes that the shareholders ratify, affirm and adopt the above actions originally approved on January 10, 2000, including the election of Anthony Feimann, Eberhard Mueller and Ronald Lambrecht as Directors. Information related to their election as Directors is disclosed below.

  The overall effect of this proposal is to remove any uncertainty that these actions taken by the Board of Directors and approved by the shareholders in January 2000 represent the duly adopted resolutions of the shareholders.

INFORMATION RELATED TO THE ELECTION OF ANTHONY FEIMANN, EBERHARD
            MUELLER AND RONALD LAMBRECHT AS DIRECTORS

      At the January 10, 2000 Special Meeting of Shareholders, Anthony Feimann was re-elected as director, and two new directors, Ronald Lambrecht and Eberhard Mueller, were elected. All three directors were elected to serve until the next Annual Meeting of shareholders or until their successors shall be elected and shall qualify.

      The table below sets forth certain information with respect to Anthony Feimann, Ronald Lambrecht and Eberhard Mueller:


          NAME  OF        AGE      POSITIONS HELD
          DIRECTOR                 PRIOR TO JANUARY
                                   10, 2000, AND TERM
                                   OF OFFICE

          Anthony V.               Director and
          Feimann         60       Secretary since
                                   1994.

          Eberhard                 None.
          Mueller         63
          Ronald T.                None.
          Lambrecht       54

       The   following  text  sets  forth  certain   biographical
information concerning each director.

     Anthony Feimann

      Mr. Feimann is director and secretary of the Company. Mr. Feimann graduated with a Bachelor of Arts degree in econometrics from the University of British Columbia. Since 1975, Mr. Feimann has operated as a private consultant on accounting and finance issues for publicly held and privately owned companies.

     Eberhard Mueller

      Mr. Meuller has been involved with mining and exploration projects for the past thirty-five years. Born in Germany and a Canadian citizen residing in British Columbia, Mr. Mueller has been instrumental in financing a large number of exploration projects using state-of-the-art scientific techniques. He currently serves as President and member of the Board of Directors of Regent Ventures Ltd. and International Chargold Resources, Ltd., public companies trading on the Canadian Venture Exchange.

     Ronald Lambrecht

      Mr. Lambrecht has thirty-one years of extensive accounting, finance, real estate and management experience. Mr. Lambrecht also has twenty-nine years of experience as a practicing CPA and has many years of experience as an executive in the oil and gas business. Mr. Lambrecht has served as broker and owner of Village Realty since 1992, owner of Montana Bail since 1995 and President of Energy International since 1985.

Involvement in Legal Proceedings

      None of the directors or executive officers, executive officers, promoters or control persons of the Company have been involved in any legal proceedings within the past five years that are material to an evaluation of their ability or integrity to serve as a director or executive officer.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Directors, officers and beneficial owners of more than ten percent of any class of equity securities of the Company are required by Section 16 of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission their transactions in, and beneficial ownership of, the Company's common stock, including any grants of options to purchase common stock. To the best of the Company's knowledge, Edward Duncan, the Company's former President and Director; Timothy Sewell, the Company's former Vice President and Director; and Anthony Feimann, the Company's Secretary and Director, have not filed Forms 3 and have not reported any other transactions on Form 4 or 5 prior to December 31, 1999. On December 28, 1999, Mr. Duncan and Mr. Sewell resigned from their positions as President and
Director and Vice President and Director, respectively. Mr. Feimann has indicated that he intends to comply with Section 16(a) in the future with respect to the 45,000 shares of common stock he owns.

                  BOARD MEETINGS AND COMMITTEES

      The Board of Directors does not have standing audit, nominating and compensation committees. During the last full fiscal year, ended December 31, 1999, the Board of Directors held one meeting.

        COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Named Executive Officers

     Neither the Company's CEO, Edward Duncan, nor any executive officer of the Company received or was granted any form of compensation from the Company during the fiscal year ended December 31, 1999, and during the preceding two fiscal years. The Company does not currently have a long-term compensation plan and does not grant any long-term compensation to its executive officers or employees. As of October 20, 2000, the Company has not granted any options to its directors, executive officers or employees.


Compensation of Directors

     Directors of the Company are not compensated for their services, other than for any reasonable expenses incurred in the course of fulfilling their duties as a director of the Company.


Employment Contracts

     As of October 20, 2000, the Company has not entered into any employment contract with its executive officers.

       The Board of Directors recommends you vote FOR the ratification and adoption of certain actions of the Board of Directors in January 2000, including the election of Anthony Feimann, Eberhard Mueller and Ronald Lambrecht as directors.

                          OTHER MATTERS

      A copy of the proposed Amended and Restated Articles of Incorporation is enclosed herewith as Appendix A.

     The Board of Directors does not intend to bring any matters before the Special Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

                      By  Order  of  the  Board  of Directors,


                                /s/ Robert W. Ellis
                                Robert W. Ellis
                                President
       October 31, 2000









                       AMENDED AND RESTATED
                    ARTICLES OF INCORPORATION
                               OF
                        QUADRACOMM, INC.


     The  undersigned  hereby adopts as its  chartering  document these Amended and Restated Articles of Incorporation.

                            ARTICLE I

Name

The name of the corporation is "QuadraComm, Inc."

                           ARTICLE II

Period of Duration

      This  Corporation shall exist in perpetuity, from and after the  date  of  filing  these Articles of Incorporation  with  the

Secretary  of  the State of Colorado unless and  until  dissolved according to the laws of the State of Colorado.

                           ARTICLE III

Purposes

     The  purposes for which the corporation is organized are  to engage in any activity or business not in conflict with the  laws of  the State of Colorado or of the United States of America, and

without limiting the generality of the foregoing, specifically:

     Section 1.     Omnibus.

     To  have  to  exercise  all  the  powers  now  or  hereafter conferred  by the laws of the State of Colorado upon corporations organized  pursuant  to the laws under which the  corporation  is organized  ("applicable corporate law")  and  any  and  all  acts amendatory thereof and supplemental thereto.

     Section 2.     Carrying On Business Outside State.

     To  conduct and carry on its business or any branch  thereof in  any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory,  or

foreign  country,  and  to  have  and  maintain  in  any   state,

territory, or foreign country a business office, plant, store  or other facility.

     Section 3.     Purposes To Be Construed As Powers.

     The  purposes  specified herein shall be construed  both  as purposes  and powers and shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause in  this  or  any  other  article, but the  purposes  and  powers specified  in  each of the clauses herein shall  be  regarded  as independent purposes and powers, and the enumeration of specific purposes  and powers shall not be construed to limit or  restrict in  any  manner  the meaning of general terms or of  the  general powers of the corporation; nor shall the expression of one  thing be  deemed to exclude another, although it be of like nature  not expressed.

                           ARTICLE IV

Powers

      The powers of the Corporation shall be those powers granted by  the Colorado Corporation Code under which this Corporation is

formed.   In  addition, the Corporation shall have the  following

specific powers:

      Section  1.     Officers.  The Corporation shall  have  the

power  to elect or appoint officers and agents of the Corporation and to fix their compensation.

      Section  2.     Capacity.  The Corporation shall  have  the

power  to  act  as  an  agent  for any  individual,  association,

partnership,  corporation or other legal entity, and  to  act  as general partner for any limited partnership.

     Section 3.     Acquisitions.  The Corporation shall have the

power  to receive, acquire, hold, exercise rights arising out  of the  ownership or possession thereof, sell, or otherwise  dispose of,  shares or other interest in, or obligations of, individuals,

associations, partnerships, corporations or governments.

      Section 4.     Earned Surplus.  The Corporation shall  have

the  power  to  receive,  acquire,  hold,  pledge,  transfer,  or otherwise  dispose of shares of the Corporation, but such  shares may  only  be  purchased, directly or indirectly, out  of  earned surplus.

      Section 5.     Gifts.  The Corporation shall have the power

to  make  gifts  or contributions for the public welfare  or  the charitable, scientific or educational purposes.

                            ARTICLE V

Capital Structure

      Section  1.      Authorized Capital. The  total  number  of

shares  that  this  corporation is authorized  to  issue  is  one hundred  ten  million (110,000,000), consisting  of  one  hundred million  (100,000,000) shares of Common Stock having a par  value of  $0.001  per  share  and ten million  (10,000,000)  shares  of

Preferred  Stock  having a par value of $0.001  per  share.   The

Common  Stock  is  subject to the rights and preferences  of  the

Preferred Stock as set forth below.

      Section 2.     Issuance of Preferred Stock by Class and  in

Series.   The Preferred Stock may be issued from time to time  in

one or more classes and one or more series within such classes in any  manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of

Directors  and stated in the resolution or resolutions  providing for its issuance, prior to the issuance of any shares.  The Board of Directors shall have the authority to fix and determine and to amend,  in  whole  or in part, the preferences,  limitations  and relative  rights  of  the shares (including, without  limitation,

such  matters  as dividends, redemption, liquidation,  conversion and voting) of any class or series that is wholly unissued or  to be  established.  Unless otherwise specifically provided  in  the resolution  establishing  any  class  or  series,  the  Board  of

Directors shall further have the authority, after the issuance of shares  of  a class or series whose number it has designated,  to amend  the  resolution  establishing  such  class  or  series  to decrease  the number of shares of that class or series,  but  not below  the  number  of  shares  of  such  class  or  series  then outstanding.

      Section 3.     Share Status.  All shares when issued  shall

be  fully  paid  and nonassessable, and the private  property  of

shareholders  shall  not  be liable for  corporate  debts.   Each

common  shareholder of record shall have one vote for each  share of  stock outstanding in his name on the books of the Corporation and shall be entitled to vote said stock.  Preferred stock is not entitled to any voting rights.

      Section 4.     Consideration for Shares.  The stock of  the

Corporation  shall be issued for such consideration as  shall  be

fixed  from  time  to  time by the Board of  Directors.   In  the

absence  of fraud, the judgment of the Directors as to the  value of  any  property or services received in full or partial payment for  shares  shall be conclusive.  When shares  are  issued  upon payment  of  the consideration fixed by the Board  of  Directors,

such  shares shall be taken to be fully paid stock and  shall  be nonassessable.

      Section  5.     Pre-emptive Rights. Except as may otherwise

be provided by the Board of Directors, holders of shares of stock of  the Corporation shall have no pre-emptive rights to purchase,

subscribe  for  or  otherwise acquire  shares  of  stock  of  the

Corporation,  rights, warrants or options to purchase  stocks  or securities of any kind convertible into stock of the Corporation.

     Section 6.     Dividends.     Dividends in cash, property or

shares of the Corporation may be paid as and when declared by the

Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law.

      Section  7.      Distribution  in  Liquidation.   Upon  any

liquidation,  dissolution or winding up of the  Corporation,  and after  paying or adequately providing for the payment of all  its obligations, the remainder of the assets of the Corporation shall be  distributed,  either in cash or in  kind,  pro  rata  to  the holders of the common stock, subject to the preferences, if  any,

accruing  to  the holders of the preferred stock.  The  Board  of

Directors  may, from time to time, distribute to the shareholders in  partial liquidation from stated capital of the Corporation in cash  or property, without the vote of the shareholders,  in  the manner permitted and upon compliance with limitations imposed  by law.

                           ARTICLE VI

Voting by Shareholders

      Section  1.      Voting  Rights; Cumulative  Voting.   Each

outstanding  share of common stock is entitled to  one  vote  and

each   fractional  share  of  common  stock  is  entitled  to   a

corresponding fractional vote on each matter submitted to a  vote of  shareholders.  Cumulative voting shall not be allowed in  the election  of  Directors of the Corporation and every  shareholder entitled  to vote at such election shall have the right  to  vote the  number of shares owned by him for as many persons  as  there are  Directors  to be elected, and for whose election  he  has  a right to vote.

      Section  2.     Majority Vote.  When, with respect  to  any

action  to  be taken by the shareholders of the Corporation,  the

Colorado Corporation Code requires the vote or concurrence of the holders  of two-thirds of the outstanding share entitled to  vote thereon,  or  of any class or series, any and every  such  action shall be taken, notwithstanding such requirements of the Colorado

Corporation Code, by the vote or concurrence of the holders of  a majority  of the outstanding shares entitled to vote thereon,  or any class or series.

                           ARTICLE VII

Registered Office and Registered Agent

      The initial registered office of the Corporation is 3801 E.

Florida Avenue, Suite 605, Denver, CO 80210, and the name of  the initial  registered agent of the Corporation at such  address  is

James D. Reitsema.

                          ARTICLE VIII

Incorporator

      The  name  and  address  of the Incorporator  is  James  D.

Reitsema,  3801  E.  Florida Ave., Suite  605,  Denver,  Colorado

80210.

                           ARTICLE IX

Board of Directors

      Section 1.     The corporate powers shall be exercised by a

majority of the Board of Directors.  The number of individuals to serve  on the Board of Directors shall be set forth in the Bylaws of  the Corporation; provided, however, that the initial Board of

Directors  shall consist of one person below-named to manage  the affairs of the Corporation until such time as he resigns  or  his successor is elected by a majority vote of the Shareholders.

               Name of Director    Address

               James D. Reitsema   3801 E. Florida Ave.
                              Suite 605
                              Denver, Colorado 80210

      Section  2.  If in the interval between the annual meetings of shareholders of the Corporation, the Board of Directors of the

Corporation  deems it desirable that the number of  Directors  be increased,  additional Directors may be elected  by  a  unanimous vote of the Board of Directors of the Corporation then in office,

or as otherwise set forth in the Bylaws of the Corporation.

      Section 3.     The number of Directors comprising the whole

Board  of  Directors may be increased or decreased from  time  to time  within such foregoing limit as set forth in the  Bylaws  of the Corporation.

                            ARTICLE X

Powers of the Board of Directors

     In furtherance and not in limitation of the powers conferred by  the  State  of Colorado, the Board of Directors is  expressly authorized and empowered:

     Section 1.     Bylaws.  To make, alter, amend and repeal the

Bylaws,  subject  to the power of the shareholders  to  alter  or repeal the Bylaws made by the Board of Directors.

     Section 2.     Books and Records.  Subject to the applicable

provisions of the Bylaws then in effect, to determine, from  time to  time,  whether  and to what extent, and  at  what  times  and places,  and under what conditions and regulations, the  accounts and  books  of the Corporation or any of them, shall be  open  to shareholder inspection.  No shareholder shall have any  right  to

inspect  any  of  the  accounts,  books,  or  documents  of   the

Corporation,  except  as  permitted  by  law,  unless  and  until authorized to do so by resolution of the Board of Directors or of the shareholders of the Corporation.

      Section  3.     Power to Borrow.  To authorize  and  issue,

without  shareholder  consent, obligations  of  the  Corporation,

secured  and  unsecured, under such terms and conditions  as  the

Board,  in its sole discretion, may determine, and to pledge,  or mortgage, as security therefor, any real or personal property  of the Corporation, including after-acquired property.

      Section 4.     Dividends.  To determine whether any and, if

so, what part, of the earned surplus of the Corporation shall  be paid  in  dividends  to  the  shareholders,  and  to  direct  and determine other use and disposition of any such earned surplus.

      Section  5.      Profits.  To fix, from time to  time,  the

amount  of  the  profits of the Corporation  to  be  reserved  as working capital or for any other lawful purposes.

      Section  6.      Employees' Plans.  From time  to  time  to

provide  and  carry  out and to recall, abolish,  revise,  amend,

alter, or change a plan or plans for the participation by all  or any  of  the employees, including Directors and officers of  this

Corporation or of any corporation in which or in the  welfare  of which  the  Corporation  has  any interest,  and  those  actively engaged  in  the conduct of this Corporation's business,  in  the profits of this Corporation or of any branch or division thereof,

as  a part of this Corporation's legitimate expenses, and for the furnishing to such employees and persons, or any of them, at this

Corporation's  expense,  of medical services,  insurance  against

accident,   sickness,  or  death,  pensions   during   old   age,

disability, or unemployment, education, housing, social services,

recreation  or  other similar aids for their  relief  or  general welfare, in such manner and upon such terms and conditions as may be determined by the Board of Directors.

      Section  7.     Warrants and Options.  The Corporation,  by

resolution  or resolutions of its Board of Directors, shall  have power to create and issue, whether or not in connection with  the issue  and  sale  of  any shares of any other securities  of  the

Corporation, warrants, rights, or options entitling  the  holders thereof to purchase from the Corporation any shares of any  class or  classes  or  any  other securities of the  Corporation,  such warrants,  rights,  or  options to be evidenced  by  or  in  such instrument  or instruments as shall be approved by the  Board  of

Directors.  The terms upon which, the time or times (which may be limited  or unlimited in duration), and the price or prices  (not less  than the minimum amount prescribed by law, if any) at which any  such warrants, rights, or options may be issued and any such shares  or other securities may be purchased from the Corporation upon the exercise of and such warrant, right, or option shall  be

such  as  shall  be  fixed  and  stated  in  the  resolution   or

resolutions of the Board of Directors providing for the  creation and  issue  of such warrants, rights, or options.  The  Board  of

Directors  is  hereby authorized to create  and  issue  any  such

warrants,  rights,  or  options  from  time  to  time  for   such

consideration,  and to such persons, firms, or  corporations,  as the Board of Directors may determine.

      Section 8.     Compensation.  To provide for the reasonable

compensation  of  its  own members, and  to  fix  the  terms  and conditions upon which such compensation will be paid.

     Section 9.     Not in Limitation.  In addition to the powers

and authority hereinabove, or by statute expressly conferred upon it,  the Board of Directors may exercise all such powers  and  do all  such  acts  and things as may be exercised or  done  by  the

Corporation, subject, nevertheless, to the provisions of the laws of  the State of Colorado, of these Articles of Incorporation and of the Bylaws of the Corporation.

                           ARTICLE XI

Right of Directors to Contract with Corporation

      No  contract or other transaction between this  Corporation and  one or more of its Directors or any other corporation, firm,

association, or entity in which one or more of its Directors  are directors  or  officers or are financially  interested  shall  be either  void  or voidable solely because of such relationship  or interest  or  solely because such Directors are  present  at  the meeting  of  the Board of Directors or a committee thereof  which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

           A.    The  fact  of such relationship or  interest  is

disclosed  or known to the Board of Directors or committee  which authorizes, approves, or ratifies the contract or transaction  by a vote or consent sufficient for the purpose without counting the votes or consents of such interested Directors; or

           B.    The  fact  of such relationship or  interest  is

disclosed or known to the shareholders entitled to vote and  they authorize,  approve, or ratify such contract  or  transaction  by vote or written consent; or

           C.   The contact or transaction is fair and reasonable

to the Corporation.

                           ARTICLE XII

Corporate Opportunity

      The officers, Directors and other members of management  of this  Corporation shall be subject to the doctrine of  "corporate

opportunities"   only   insofar  as  it   applies   to   business

opportunities in which this Corporation has expressed an interest as  determined from time to time by this Corporation's  Board  of

Directors   as   evidenced  by  resolutions  appearing   in   the

Corporation's   minutes.   Once  such  areas  of   interest   are

delineated, all such business opportunities within such areas  of interest  which come to the attention of the officers, Directors,

and  other  members  of management of this Corporation  shall  be disclosed promptly to this Corporation and made available to  it.

The  Board  of  Directors  may reject any  business  opportunity.

Until  such  time  as  this Corporation,  through  its  Board  of

Directors,  has  designated an area of  interest,  the  officers,

Directors  and  other members of management of  this  Corporation shall  be  free to engage in such areas of interest on their  own and  this  doctrine  shall not limit the right  of  any  officer,

Director  or  other member of management of this  Corporation  to continue a business existing prior to the time that such area  of interest is designated by the Corporation.  This provision  shall not  be  construed  to release any employee of  this  Corporation

(other  than  an officer, Director or member of management)  from any duties that he may have to this Corporation.

                          ARTICLE XIII

Indemnification of Officers, Directors and Others

      The  Board of Directors of the Corporation shall  have  the power to:

           A.   Indemnify any person who was or is a party or  is

threatened  to  be  made  a party to any threatened,  pending  or completed  action, suite or proceeding, whether civil,  criminal,

administrative or investigative (other than an action  by  or  in the  right of the Corporation), by reason of the fact that he  is or  was a director, officer, employee or agent of the Corporation or  is  or  was  serving at the request of the Corporation  as  a director,  officer,  employee or agent  of  another  corporation,

partnership,  joint  venture, trust or other enterprise,  against

expenses  (including  attorney's  fees),  judgments,  fines   and

amounts  paid in settlement actually and reasonably  incurred  by him  in  connection with such action, suit or  proceeding  if  he acted in good faith and in a manner he reasonably believed to  be in the best interests of the Corporation and, with respect to any criminal  action  or  proceedings, had  no  reasonable  cause  to believe his conduct was unlawful.  The termination of any action,

suit  or  proceeding by judgment, order, settlement or conviction or  upon a plea of nolo contendere or its equivalent shall not of itself  create a presumption that the person did not act in  good faith  and in a manner he reasonably believed to be in  the  best interests  of  the Corporation and with respect to  any  criminal action  or proceeding, had reasonable cause to believe  that  his conduct was unlawful.

           B.   Indemnify any person who was or is a party or  is

threatened  to  be  made  a party to any threatened,  pending  or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he  is or  was a director, officer, employee or agent of the Corporation or  is  or  was  serving at the request of the Corporation  as  a

director,   officer,  employee  or  agent  of  the   Corporation,

partnership,  joint  venture, trust or other  enterprise  against expenses  (including  attorney's fees)  actually  and  reasonably incurred  by him in connection with the defense or settlement  of such action or suit if he acted in good faith and in a manner  he

reasonably   believed  to  be  in  the  best  interest   of   the

Corporation; but no indemnification shall be made in  respect  of any  claim,  issue  or matter as to which such  person  has  been adjudged  to  be  liable  for negligence  or  misconduct  in  the performance of his duty to the Corporation unless and only to the extent  that  the court in which such action or suit was  brought determines  upon  application that, despite the  adjudication  of liability,  but  in view of all circumstances of the  case,  such person  is fairly and reasonably entitled to indemnification  for such expenses which such court deems proper.

           C.    Indemnify a Director, officer, employee or agent

of  the  Corporation  to the extent that  such  person  has  been successful  on  the  merits in defense of  any  action,  suit  or proceeding  referred to in Subparagraph A. or B. of this  Article or  in  defense  of any claim, issue, or matter therein,  against expenses  (including  attorney's fees)  actually  and  reasonably incurred by him in connection therewith.

          D.   Authorize indemnification under Subparagraph A. or

B.  of  this Article (unless otherwise ordered by a court in  the specific case) upon a determination that indemnification  of  the

Director,   officer,  employee  or  agent  is   proper   in   the

circumstances  because  he  has met the  applicable  standard  of

conduct   set  forth  in  said  Subparagraph  A.  or   B.    Such

determination  shall  be  made by the Board  of  Directors  by  a majority  vote of a quorum consisting of directors who  were  not parties to such action, suit or proceeding, or, if such a  quorum is not obtainable or even if obtainable a quorum of disinterested directors  so directs, by independent legal counsel in a  written opinion, or by the shareholders.

            E.     Authorize   payment  of  expenses   (including

attorney's  fees)  incurred  in defending  a  civil  or  criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding as authorized in Subparagraph  D.

of this Article upon receipt of an undertaking by or on behalf of the Director, officer, employee or agent to repay such amount the

Director, officer, employee or agent to repay such amount  unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this Article.

           F.    Purchase and maintain insurance on behalf of any

person  who is or was a director, officer, employee or  agent  of the  Corporation or who is or was serving at the request  of  the

Corporation as a Director, officer, employee or agent of  another

corporation,   partnership,  joint  venture,   trust   or   other

enterprise  against  any  liability  asserted  against  him   and

incurred by him in any such capacity or arising out of his status as  such, whether or not the Corporation would have the power  to indemnify him against such liability under the provision of  this

Article.

      The  indemnification provided by this Article shall not  be deemed  exclusive of any other rights to which those  indemnified may  be  entitled under these Articles of Incorporation; and  the

Bylaws,   agreement,  vote  of  shareholders   or   disinterested

directors or otherwise, and any procedure provided for by any  of the foregoing, both as to action in his official capacity and  as to  action  in another capacity while holding such office,  shall continue as to a person who has ceased to be a Director, officer,

employee  or  agent  and  shall inure to the  benefit  of  heirs,

executors and administrators of such a person.

                           ARTICLE XIV

Right to Amend

     The right is expressly reserved to amend, alter, change, or repeal any provision or provisions contained in these Articles of

Incorporation or any Article herein by a majority vote of the members of the Board of Directors, and a majority vote of the shareholders of the Corporation.

                          CERTIFICATION

     This Amended and Restated Articles of Incorporation shall become effective upon filing.

     IN WITNESS WHEREOF, the undersigned, President of the corporation, for the purpose of amending and restating the corporation's Articles of Incorporation, hereby makes, files and records this Amended and Restated Articles of Incorporation of QuadraComm, Inc. and certifies that it is the act and deed of the corporation and that the facts stated herein are true.


                                   Date:
     Robert W. Ellis, President
     QuadraComm, Inc.

















PROXY          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
               DIRECTORS OF
                       RF TECHNOLOGY, INC.
       SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 2000

The undersigned shareholder of RF TECHNOLOGY, INC., a Colorado corporation, (the "Company") hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, and hereby appoints Robert W. Ellis or Ronald Lambrecht or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of the Company to be held on December 1, 2000, at adjournment(s) or postponement(s) thereof, and to vote all shares of Stock that the undersigned would be entitled to vote if then and there personally present, on the matter set forth below:

Proposal No. 1 - Adoption of the Amended and Restated Articles of
Incorporation

      For[ ]     Against[ ]      Abstain[ ]

Proposal No. 2 - Approval of the Modification of the Contract for the Acquisition of Plastic Sniffing Technology

      For[ ]     Against[ ]      Abstain[ ]

Proposal  No.  3  -  Ratification, Affirmation  and  Adoption  of
Certain Actions Submitted to the Shareholders in January 2000.

      For[ ]     Against[ ]      Abstain[ ]



NOTE: This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned in the enclosed envelope or faxed to (813) 496-9292. THIS PROXY WILL BE VOTED AS DIRECTED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF WITH RESPECT TO (1) THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION (2) THE APPROVAL OF THE MODIFICATION OF THE CONTRACT FOR THE ACQUISITION OF PLASTIC SNIFFING TECHNOLOGY, AND
(3) THE RATIFICATION, AFFIRMATION AND ADOPTION OF CERTAIN ACTIONS SUBMITTED TO SHAREHOLDERS IN JANUARY 2000. IF NO CONTRARY OBJECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE-STATED PROPOSALS.

                              DATED:
__________________________________, 2000.


Print name(s) exactly as shown on Stock Certificate


                              (Signature)

                              (Signature)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM BY USING THE ENCLOSED ENVELOPE OR BY FAXING IT TO (813) 496-9292. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. THIS PROXY WILL BE VOTED FOR (1) THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION, (2) THE APPROVAL OF THE MODIFICATION OF THE CONTRACT FOR THE ACQUISITION OF PLASTIC SNIFFING TECHNOLOGY, AND (3) THE RATIFICATION, AFFIRMATION AND ADOPTION OF CERTAIN ACTIONS APPROVED BY THE SHAREHOLDERS IN JANUARY 2000, AND (4) FOR ANY OTHER PROPOSALS IF NO SPECIFICATION IS MADE.